                   Exhibit 5 to Corn Energy 13E-3 Statement


                          PAGE CROSS REFERENCE SHEET


13E-3 STATEMENT                           PROXY STATEMENT
---------------                           ---------------
Item 1, page 2
    a)                                         none
    b)                                         none
    c)                                         none
    d)                                         33-35
    e)                                         none
    f)                                         28-29

Item 2, page 3
    a)                                         none
    b)                                         none
    c)                                         none

Item 3, page 4
    a) 1)                                      none
    a) 2)                                      6-10, 22-23, and 28-29
    b)                                         6-10, 22-23, and 28-29

Item 4, page 4
    a)                                         25-28
    b)                                         25-28 and 30-32

Item 5, page 4
    a)                                         25-28
    b)                                         25-28
    c)                                         none
    d), page 5                                 25-28
    e)                                         25-28
    f)                                         25-28
    g)                                         25-28

                                    Page 2
                                    ------

                      PAGE CROSS REFERENCE SHEET (Cont.)


13E-3 STATEMENT                           PROXY STATEMENT
---------------                           ---------------
Item 6, page 5
    a)                                         25-28 and 33
    b)                                         14-20
    c)                                         none
    d)                                         none

Item 7, page 6
    a)                                         10-12
    b)                                         6-12
    c)                                         6-12
    d)                                         13, 25-32

Item 8, page 6
    a)                                         13-14
    b)                                         6-10, 14-20
    c)                                         2
    d)                                         13-14
    e)                                         none
    f), page 7                                 6-10

Item 9, page 7
    a)                                         6-10 and 14-20
    b)                                         6-10 and 14-20
    c)                                         45

Item 10, page 7
    a)                                         24
    b)                                         none

                                    Page 3
                                    ------

                      PAGE CROSS REFERENCE SHEET (cont.)


13E-3 STATEMENT                           PROXY STATEMENT
---------------                           ---------------

Item 11, page 7                                22-23, 25-29

Item 12, page 8
    a)                                         27-28
    b)                                         none

Item 13, page 8
    a)                                         none
    b)                                         none
    c)                                         none

Item 14, page 8
    a) 1                                       none
    a) 2                                       none
    a) 3, page 9                               none
    a) 4                                       35-36
    b)                                         none

Item 15, page 9
    a)                                         1 and 25-28
    b)                                         none

Item 16, page 9                                none

Item 17, pages 9-10                            none